EXHIBIT 10.7

DELCATH SYSTEMS, INC.

SECOND AMENDMENT TO

WARRANT TO PURCHASE COMMON STOCK

Warrant Nos.: D-1-201 et. Seq. and D-2-201 et seq.

Issuance Date: June 4, 2018 and July 20, 2018, respectively

Date of Amendment: August __, 2018 (“Amendment Date”)

1. AMENDMENT OF WARRANTS. The Warrants to Purchase Common Stock, Warrant No. D-1-201 et seq. (the “Warrants”) issued by Delcath Systems, Inc. on June 4, 2018, and previously amended on July 20, 2018, are hereby further amended as follows: the total number of Warrants shall be increased from 12,953,695 to 22,206,333. The Warrants to Purchase Common Stock, Warrant No. D-2-201 et seq. (the “Warrants”) are hereby amended as follows: the total number of Warrants shall be increased from 9,244,332 to 15,847,426.

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SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company has caused this Second Amendment to Warrant to Purchase Common Stock to be duly executed as of the Amendment Date set out above.

DELCATH SYSTEMS, INC.

By:
Name: Jennifer K. Simpson
Title: President and Chief Executive Officer

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SIGNATURE PAGE FOR HOLDER FOLLOWS]

[HOLDER SIGNATURE PAGES TO DELCATH SYSTEMS, INC. SECOND

AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Warrants to Purchase Common Stock to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Discover Growth Fund

Signature of Authorized Signatory of Secured Party:

Name of Authorized Signatory:

Title of Authorized Signatory:

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